                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                 BEACON CAPITAL PARTNERS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

                            ------------------------

                                                                  April 30, 2001

Dear Stockholder,

    You are cordially invited to attend the Annual Meeting of Stockholders of Beacon Capital Partners, Inc. (the "Company") to be held on Tuesday, June 26, 2001 at 10:00 a.m. at the offices of Goodwin Procter LLP, Exchange Place, Boston, Massachusetts (the "Annual Meeting").

    The Annual Meeting has been called for the purpose of (i) electing Steven Shulman and Scott M. Sperling as Class III Directors, each for a three-year term; (ii) ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and
(iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 30, 2001 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of Steven Shulman and Scott M. Sperling as Class III Directors of the Company and "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Very truly yours,

                                          Alan M. Leventhal
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                         BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 26, 2001
                            ------------------------

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Beacon Capital Partners, Inc. (the "Company") will be held on Tuesday, June 26, 2001 at 10:00 a.m. at the offices of Goodwin Procter LLP, Exchange Place, Boston, Massachusetts, for the following purposes:

1. To elect Steven Shulman and Scott M. Sperling, each as a director to serve until the 2004 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

3. To transact such other business that may be properly brought before the Annual Meeting and at any adjournments thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

    The Board of Directors has fixed the close of business on April 30, 2001 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only stockholders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof.

    You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy delivered by a holder of Common Stock may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record of the Company's Common Stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors,
                                          Kathleen M. McCarthy
                                          SECRETARY
Boston, Massachusetts
April 30, 2001

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                         BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD ON JUNE 26, 2001

                                                                  April 30, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Beacon Capital Partners, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders of the Company to be held on Tuesday, June 26, 2001 and at any adjournments thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to (i) vote upon the election of two directors of the Company; (ii) vote on the ratification of the appointment of the Company's independent auditors; and (iii) act upon any other matters properly brought before them.

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 24, 2001. The Board of Directors has fixed the close of business on April 30, 2001 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 21,730,888 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held.

    The presence in person or by proxy of stockholders entitled to cast a majority of all of the votes entitled to be cast at the meeting constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of directors, a plurality of all the votes cast at the meeting at which a quorum is present is sufficient to elect a director. Votes may be cast in favor of or withheld from any nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will have no effect on the outcome of the election of the directors. With respect to the proposal to ratify the selection of independent auditors, a majority of all the votes cast at the meeting at which a quorum is present is sufficient to approve or ratify the proposal. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED BUT NOT MARKED AS TO A PARTICULAR ITEM, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT AND FOR PROPOSAL 2. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE TWO PROPOSALS SET FORTH ABOVE WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A stockholder of record of the Company's common stock may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record of the Company's common stock as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

    The Company's 2000 Annual Report, including financial statements for the fiscal year ended December 31, 2000, will be mailed to stockholders on or about May 24, 2001. A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission may be obtained without charge by writing to Beacon Capital Partners, Inc., One Federal Street, 26th Floor, Boston, Massachusetts 02110, Attention: Secretary.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    The Board of Directors of the Company is comprised of six members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of stockholders.

    At the Annual Meeting, two Class III directors will be elected to serve until the 2004 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Steven Shulman and Scott M. Sperling for re-election as Class III directors. The Board of Directors anticipates that Mr. Shulman and Mr. Sperling will serve as directors if elected. Mr. Shulman and Mr. Sperling have agreed to stand for re-election and, if elected, to serve as directors. However, if they are unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

REQUIRED VOTE AND RECOMMENDATION

    Only stockholders of record of the Common Stock are entitled to vote on this proposal. Proxies will be voted for Proposal 1 unless contrary instructions are set forth on the enclosed Proxy Card. A quorum being present, a nominee shall be elected by a plurality of all the votes cast at the meeting. Accordingly, abstentions and broker non-votes will have no effect on this proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" MR. SHULMAN AND MR. SPERLING.

INFORMATION REGARDING THE DIRECTORS AND THE EXECUTIVE OFFICERS

    The following table and biographical information describe the nominees for election as directors, those directors continuing in office after the Annual Meeting, and the executive officers of the Company who are not directors. This disclosure is based on information furnished to the Company by these individuals. Unless otherwise specified, the following information is as of April 15, 2001 and is based upon 21,730,888 shares of Common Stock outstanding at the close of business on such date.

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
CLASS I
Alan M. Leventhal...........................................     48        1998
Robert M. Melzer(1)(2)......................................     60        1999

CLASS II
Lionel P. Fortin............................................     57        1998
Stephen T. Clark(1)(2)......................................     45        1998

CLASS III
Steven Shulman(1)(2)*.......................................     60        1998
Scott M. Sperling(1)(2)*....................................     43        1998

------------------------

*   Nominee for re-election.

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

Class III Nominees for Election at the 2001 Annual Meeting--For a term expiring in 2004

    STEVEN SHULMAN. Mr. Shulman serves as a Class III Director. He served as a Director of Beacon Properties Corporation from 1995 to 1997. Since 1984,
Mr. Shulman has been active in investment banking through his wholly owned company, The Hampton Group, and Latona Associates, Inc. where he serves as a Managing Director. Currently, Mr. Shulman is Chairman of the Board of Terrace Food Group, Inc. and serves as a director of Paragon Technologies, Inc. and C3i Inc. Mr. Shulman is a graduate of Stevens Institute of Technology where he received a Bachelor's degree in Mechanical Engineering and a Master's degree in Industrial Management. Mr. Shulman serves as Vice Chairman of the Board of Stevens Institute of Technology.

    SCOTT M. SPERLING. Mr. Sperling serves as a Class III Director. He served as a Director of Beacon Properties Corporation from 1994 to 1997. Mr. Sperling is a Principal Managing Director at Thomas H. Lee Partners, L.P. In this capacity he is a director of Fischer Scientific International, Inc., GenTek, Inc., Wyndham International, Inc., CTC Communications, Inc., and a number of private companies. For ten years prior, Mr. Sperling was Managing Partner of the Aeneas Group, the private capital affiliate of the Harvard Management Company, Inc. Prior to 1984, Mr. Sperling was a senior consultant with the Boston Consulting Group, Inc. focusing on business and corporate strategies. He holds an M.B.A. degree from Harvard University and a B.S. from Purdue University.

Class II Continuing Directors--Term expires in 2003.

    LIONEL P. FORTIN. Mr. Fortin is co-founder of the Company and serves as President, Chief Operating Officer, and a Class II Director. Prior to founding the Company, he served as Executive Vice President, Chief Operating Officer and a Director of Beacon Properties Corporation. From May 1994 through
February 1995, Mr. Fortin served as Chief Financial Officer of Beacon Properties Corporation. Mr. Fortin has lectured at the Massachusetts Institute of Technology Center for Real Estate. Mr. Fortin graduated from Bentley College in 1968 and is a member of the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants.

    STEPHEN T. CLARK.  Mr. Clark serves as a Class II Director. Since 1995,
Mr. Clark has been President of Cypress Realty, Inc., a real estate investor and developer based in Austin, Texas.

Previously, Mr. Clark served as Managing Director of Harvard Private Capital Group ("Harvard") where he directed the group responsible for real estate investment and management activities. Prior to joining Harvard, Mr. Clark was a partner in Clark-Pilgrim Limited Partnership and in Trammell Crow Company where he directed commercial activities in Philadelphia and Delaware. He received a Master of Business Administration degree from Harvard Business School and received his undergraduate degree from Duke University. Mr. Clark serves as a director of Wyndham International, Inc.

Class I Continuing Directors--Term expires in 2002.

    ALAN M. LEVENTHAL. Mr. Leventhal is co-founder of the Company and serves as Chairman, a Class I Director, and Chief Executive Officer. Prior to founding the Company, Mr. Leventhal served as President and Chief Executive Officer of Beacon Properties Corporation, a New York Stock Exchange-listed real estate investment trust and one of the largest REITs in the United States. Beacon Properties Corporation's portfolio included 124 office properties nationwide, comprising approximately 18.8 million square feet. Beacon Properties Corporation was merged with Equity Office Properties Trust in December 1997. Mr. Leventhal received his Bachelor's degree in Economics from Northwestern University in 1974 and a Master of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College in 1976. Mr. Leventhal is a Trustee of Boston University, Northwestern University and the New England Aquarium Corporation.

    ROBERT M. MELZER.  Mr. Melzer was appointed to the Board of Directors in
May 1999 and serves as a Class I Director. From 1992 through early 1999
Mr. Melzer served as the President and Chief Executive Officer of Property Capital Trust ("Property Capital"), a publicly-traded REIT that, in 1998, completed the sale of its portfolio of properties. Through November 1996, Mr. Melzer was also the Chief Financial Officer of Property Capital. Mr. Melzer serves as a director of Lawson Products, Inc., a publicly-traded distributor of supplies for the maintenance and repair of capital equipment; director of Genesee & Wyoming Inc., a publicly-traded multinational railroad holding company; Trustee of MGI Properties Liquidating Trust, the successor to MGI Properties, a publicly-traded REIT; director of The Cronos Group, a publicly-traded lessor of intermodal marine containers; and Chair of the Board of Trustees of Beth Israel Deaconess Medical Center. From 1997 to 1998,
Mr. Melzer served as a director of Red Lion Properties, Inc., a hotel holding company, and he has previously served as a member of the Board of Governors of NAREIT. Mr. Melzer received his Bachelor of Arts degree in Economics from Cornell University and a Master of Business Administration from Harvard Business School.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    WILLIAM A. BONN. Mr. Bonn, age 49, serves as Senior Vice President of, and General Counsel to, the Company. Mr. Bonn served as General Counsel to Beacon Properties Corporation prior to joining the Company. From 1987 to 1997,
Mr. Bonn served as General Counsel and Senior Vice President for Property Capital Trust. From 1978 to 1987, Mr. Bonn held various positions as an attorney with The Prudential Insurance Company of America. From 1976 to 1978, Mr. Bonn was involved in the private practice of law in Los Angeles. Mr. Bonn holds a Bachelor of Science degree from the University of California at San Diego and a Juris Doctor degree from the University of San Diego. He is admitted to practice law in Massachusetts, New York and California, and is a member of the American, California and Boston Bar Associations.

    JEREMY B. FLETCHER. Mr. Fletcher, age 52, serves as Senior Vice President and Chief Executive of Beacon Capital Partners West, a division of the Company. Prior to joining the Company, Mr. Fletcher served as Senior Vice President and Chief Executive of Beacon Properties Corporation West and was a Managing Director of Insignia Commercial Group, Inc. in Los Angeles. From 1983 to
July 1996, Mr. Fletcher was with the Paragon Group, Inc., where he served as General Partner/Senior Vice President of the Southern California/Arizona Region. Mr. Fletcher received his Bachelor's degree from

Albion College. He is a member of the Urban Land Institute, Real Estate Investment Advisory Council, and National Association of Industrial and Office Properties and is a licensed real estate broker in California.

    JOHN HALSTED. Mr. Halsted, age 36, serves as Senior Vice President of the Company and Chief Investment Officer of Beacon Venture Partners, Inc. Prior to joining the Company, Mr. Halsted was Vice President of Harvard Private Capital Group. He joined Harvard Private Capital Group in 1993 and was responsible for the origination and management of investments in specialty finance, retail and energy companies. From 1991 to 1993, Mr. Halsted was an Associate with Simmons & Company, an investment banking firm based in Houston, Texas.
Mr. Halsted is a director of Cypress Communications, Inc., a publicly-held telecommunications company. Mr. Halsted earned his Master of Business Administration from the Harvard Business School and a degree in economics from the University of California at Berkeley.

    DOUGLAS S. MITCHELL. Mr. Mitchell, age 58, serves as Senior Vice President--Development of the Company. Mr. Mitchell served as the Senior Vice President, Leasing/Management and Development of Beacon Properties Corporation and as President of the Beacon Properties Management Company from 1994 until 1997. He joined the Beacon Properties organization in 1964 and has extensive experience in leasing, management and development. He graduated from the Wentworth Institute in 1962 and is a member of the Greater Boston Real Estate Board. Mr. Mitchell is also a licensed real estate broker in Massachusetts and New York.

    ERIN R. O'BOYLE. Ms. O'Boyle, age 41, serves as Senior Vice President and Chief Investment Officer of the Company. Prior to joining the Company,
Ms. O'Boyle served as Vice President, Acquisitions for Beacon Properties Corporation, where she was responsible for negotiating over $1.8 billion of investment opportunities. Ms. O'Boyle received her Bachelor of Science degree in structural engineering from the University of Delaware and her Master of Science degree in real estate development from the Massachusetts Institute of Technology. Ms. O'Boyle is the past chair of the Alumni Association for the Massachusetts Institute of Technology Center for Real Estate, is past president of the New England Women in Real Estate, and currently is on the boards of the MIT Alumni Fund and of the Northeast chapter of the Real Estate Investment Advisory Council.

    RANDY J. PARKER. Mr. Parker, age 42, serves as Senior Vice President and Chief Financial Officer of the Company. Before joining the Company, Mr. Parker was Vice President, Investor Relations for Beacon Properties Corporation, where he was responsible for managing the relationships with institutional stockholders and analysts. Prior to joining Beacon Properties Corporation, Mr. Parker was Senior Vice President and Portfolio Manager at Aldrich Eastman & Waltch, where he was responsible for the management of over $400 million of investment portfolios on behalf of institutional clients and held positions in asset management and investment origination. Mr. Parker was also previously associated with JMB/Federated Realty, where he served as Project Manager for various retail development projects. Mr. Parker holds a Master of Business Administration degree from the Wharton School, University of Pennsylvania and a Bachelor of Architecture degree from the University of Kentucky.

    THOMAS RAGNO. Mr. Ragno, age 39, serves as Senior Vice President--Management and Leasing of the Company. Prior to joining the Company, Mr. Ragno served as Vice President, Property Management of Beacon Properties Corporation, where he directly supervised property management operations in the Boston metropolitan region consisting of approximately 8.0 million square feet and 170 employees. Prior to serving in that position, he was responsible for the leasing of Beacon Properties Corporation's downtown office portfolio of five million square feet. Mr. Ragno holds a Master of Science degree in Civil Engineering from the Massachusetts Institute of Technology and a Bachelor of Science degree in Civil Engineering and Engineering & Public Policy from Carnegie-Mellon University.

BOARD OF DIRECTORS AND ITS COMMITTEES

    BOARD OF DIRECTORS. The Company is currently managed by a six member Board of Directors, a majority of whom are independent of the Company's management. The Board of Directors met seven times during 2000. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he was eligible to attend.

    AUDIT COMMITTEE. The Board of Directors has established an Audit Committee consisting of Messrs. Clark, Shulman, Melzer and Sperling. Mr. Shulman serves as Chairman of the Audit Committee, and Mr. Fortin serves as an EX-OFFICIO member of the Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met four times during 2000.

    COMPENSATION COMMITTEE. The Company's Board of Directors has established a Compensation Committee to determine compensation for the Company's executive officers. The current members of the Compensation Committee are Messrs. Clark, Melzer, Shulman and Sperling. Mr. Sperling serves as Chairman of the Compensation Committee, and Mr. Leventhal serves as an EX-OFFICIO member. The Compensation Committee met three times during 2000.

    The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

DIRECTOR COMPENSATION

    Each director who is not an employee of the Company receives an annual director's fee of $20,000. Each non-employee director also receives:

    - $1,000 for each regular quarterly or special meeting of the Board of Directors attended;

    - $1,000 for each committee meeting attended; and

    - $250 for each special telephonic committee meeting or meeting of the Board of Directors in which the non-employee director participates.

    Non-employee directors are also reimbursed for reasonable expenses incurred to attend director and committee meetings. Prior to the termination of the Company's stock option plan in 2001, non-employee directors could elect in lieu of cash fees to receive either options to purchase Common Stock at a discount to fair market value or deferred stock units.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the last three fiscal years, the annual compensation awarded to the Company's Chief Executive Officer and the other most highly compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                ANNUAL             COMPENSATION
                                                             COMPENSATION             AWARDS
                                                        ----------------------   ----------------
                                                                                    SECURITIES
                                                                                    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR     SALARY($)    BONUS($)    OPTIONS (SHARES)   COMPENSATION($)
---------------------------                  --------   ---------    ---------   ----------------   ---------------
Alan M. Leventhal..........................    2000      400,000     1,216,250            --             11,760(1)
  Chairman of the Board and Chief Executive    1999      350,000       350,000            --              3,848(2)
  Officer                                      1998      200,000(3)    300,000       500,000              3,109(4)
Lionel P. Fortin...........................    2000      400,000     1,216,250            --             14,112(1)
  President and Chief Operating Officer        1999      350,000       350,000            --              6,956(2)
                                               1998      200,000(3)    300,000       500,000              4,640(4)
Jeremy B. Fletcher.........................    2000      225,000     1,025,000            --             12,225(1)
  Senior Vice President, Chief Executive of    1999      175,000       225,000            --              5,774(2)
  Beacon Capital Partners West                 1998      125,000(3)    125,000       125,000              3,577(4)
Erin R. O'Boyle............................    2000      225,000       375,000            --             11,250(1)
  Senior Vice President and Chief              1999      200,000       200,000            --              2,660(2)
  Investment Officer                           1998      125,000(3)    175,000       175,000              2,271(4)
William A. Bonn............................    2000      225,000       375,000            --             11,625(1)
  Senior Vice President and General Counsel    1999      200,000       200,000            --              3,452(2)
                                               1998      125,000(3)    175,000       150,000              2,737(4)
Randy J. Parker............................    2000      225,000       375,000            --             11,250(1)
  Senior Vice President and Chief Financial    1999      200,000       200,000            --              3,891(2)
  Officer                                      1998      125,000(3)    175,000       150,000              2,900(4)
Douglas S. Mitchell........................    2000      200,000       400,000            --             13,338(1)
  Senior Vice President--Development           1999      175,000       175,000            --              5,363(2)
                                               1998      125,000(3)    100,000       125,000              3,849(4)

------------------------

(1) Includes $10,500 contributed to a 401(k) plan on behalf of the Named Executive Officer. The remainder of each amount represents premiums paid for life insurance on behalf of the Named Executive Officer.

(2) Includes $2,000 contributed to a 401(k) plan on behalf of each of Messrs. Leventhal, Fortin, Mitchell and Bonn and Ms. O'Boyle, $3,000 contributed to a 401(k) plan on behalf of Mr. Parker, and $3,750 contributed to a 401(k) plan on behalf of Mr. Fletcher. The remainder of each amount represents premiums paid for life insurance on behalf of the Named Executive Officer.

(3) Salary information is presented on an annualized basis for 1998. The Company commenced operations January 21, 1998.

(4) Includes $2,000 contributed to a 401(k) plan on behalf of each of Messrs. Leventhal, Fortin, Mitchell and Bonn and Ms. O'Boyle, and $2,468 contributed to a 401(k) plan on behalf of each of Messrs. Fletcher and Parker. The remainder of each amount represents premiums paid for life insurance on behalf of the Named Executive Officer.

OPTION EXERCISES AND YEAR-END HOLDINGS

    No options were exercised by the senior officers in 2000, nor were any options granted to the senior officers in 2000. No senior officers hold any options to purchase stock of the Company. All of the options held by the senior officers were cancelled in 2000 upon the adoption of the Company's new management incentive plan.

    As noted above, the Company has distributed significant assets to the Company's shareholders. As of March 1, 2001, the Company has distributed $11.98 in cash as well as interests in three Voting Trusts valued at the time of distribution at $7.94 per share. These distributions were made pro rata to each holder of Common Stock of the Company, and holders of unexercised options did not participate in these distributions. As a result of these distributions, the effective value of unexercised options to purchase the Company's common stock were significantly diminished since the holder was still required to pay the full exercise price to purchase stock that represents ownership of a significantly reduced amount of assets. As of December 31, 2000, there were 284,562 options outstanding with a weighted average exercise price of $17.25. As noted above, none of these options is held by the senior officers of the Company.

    In order to compensate the option holders for this loss of value in their options, the Company considered reducing the exercise prices of the outstanding options, as permitted by Section 3(b) of the Company's 1998 Stock Option and Grant Plan, to account for these distributions of assets. In lieu of reducing the exercise prices of outstanding options, the Company has agreed to enter into a contract with each option holder who surrenders his or her outstanding options. In these contracts, the Company will agree to pay to the optionee an amount equal to the difference between the exercise price of each option to purchase a share of stock being cancelled and the aggregate value of past and future distributions by the Company to its common stockholders (measured on a per share basis).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Messrs. Clark, Melzer, Shulman and Sperling. None of these individuals is an executive officer of the Company. Mr. Leventhal, the Chairman and Chief Executive Officer of the Company, serves as an EX-OFFICIO member of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT AGREEMENTS

    On March 20, 1998, the Company entered into employment agreements with each of Mr. Fortin and Mr. Leventhal. These agreements were for a term of three years and provided for a minimum annual base salary of $200,000. These agreements expired on March 20, 2001.

    In order to permit the Company to qualify as a REIT during fiscal 2000, Messrs. Leventhal and Fortin jointly owned a 1% interest in each of Beacon Lodging, Inc., Fort Point Place, Inc. and BCP Millennium Residential, Inc. The remaining 99% interests were owned by the Company. As a result of a change in the laws governing REITs, Messrs. Leventhal and Fortin were able to convey their interests in these entities to the Company in exchange for cancellation of promissory notes executed by them at formation. The entities are now 100% owned by the Company and qualify as taxable REIT subsidiaries. Messrs. Leventhal and Fortin no longer hold any interest in these companies.

    In fiscal 2000, the Company paid $465,936 to A & F One, LLC, an air services provider, to reimburse Mr. Leventhal for administrative services and travel expenses. A & F One, LLC is owned (68% and 32%) by Mr. Leventhal and his wife, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    OBJECTIVES OF EXECUTIVE COMPENSATION. The Company's executive compensation program is intended to attract, retain and reward experienced, highly motivated executives who are capable of leading the Company effectively and continuing its growth and profitability. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's investors.

    The Company compensates its executive officers through a combination of annual base salary, annual cash bonuses and equity-based compensation. The Company's goal is to provide total compensation to its executive officers that is competitive with those levels of total compensation paid in the REIT industry for companies with similar property portfolios and of similar size, makeup and performance. For purposes of evaluating relative executive compensation amounts, the Compensation Committee reviewed the total compensation paid by comparable REITs or private real estate funds that were selected based primarily on financial performance, property type, geographical location and market capitalization.

    The Company's compensation program has three principal elements: base salary, cash bonuses, and equity-based compensation.

        BASE SALARY. The Company establishes base salary levels for its key executives relative to base salary levels for key executives of comparable REITs and private real estate funds. For fiscal year 2000, base salaries of the Company's President, Chief Operating Officer and Chief Financial Officer were set at rates that the Company believes were generally lower than the median base salaries earned by officers holding similar positions within other comparable REITs. This is consistent with the Company's policy to place greater emphasis on performance-related incentive compensation, such as bonuses and equity-based compensation.

        CASH BONUSES. Cash bonuses paid to executive officers generally are earned primarily through the achievement of certain organizational, strategic and financial goals relative to each officer's responsibilities. The Compensation Committee has full discretion to determine the amounts, if any, annually available for bonuses pursuant to any bonus plan or formula approved by the Board of Directors and to determine specific bonus awards to executive officers.

        EQUITY COMPENSATION. The Company's equity-based compensation is designed to align the interests of management with the interests of stockholders. This Plan is designed to reward senior management if net proceeds from operations, dividends and sales and/or refinancings exceed a specified benchmark. Once the Company has returned all capital and a minimum 10% return from the date capital was invested to its investors, management will receive incentive compensation.

    COMPENSATION COMMITTEE PROCEDURES. The Compensation Committee administers the Company's executive compensation program. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year after financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and grants of equity-based compensation, if any, are generally made. At a meeting on January 29, 2001, the Compensation Committee determined annual cash bonuses for its officers and certain key employees, as described above in the Summary Compensation Table.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Compensation Committee considers the Company's financial performance to be the principal determinant in the overall compensation package of the Chief Executive Officer. In determining Mr. Leventhal's total compensation, the Compensation Committee noted that, among other things, in 2000 the Company successfully (i) sold five of the Company's properties (ii) completed in excess of $377 million in financings on its assets; and (iii) closed the final financial commitments from investors in Beacon Capital Strategic Partners, resulting in total commitments in the amount of $287.5 million. In particular, the Committee noted that the five properties sold by the Company yielded aggregate gross proceeds of approximately $508 million and resulted in an aggregate gain on these sales of approximately $172 million. These proceeds contributed to the Company making cash distributions during 2000 of $5.50 per share of common stock outstanding. Based upon its evaluation of these and other factors, the Compensation Committee makes subjective determinations of base salary and bonus compensation levels.

    COMPENSATION OF OTHER EXECUTIVE OFFICERS. The Company's executive compensation program for other executive officers is based on the same performance goals applicable to the Chief Executive Officer, although the corporate and individual performance goals vary depending on the responsibilities of particular officers. The Compensation Committee seriously considers the Chief Executive Officer's evaluations and recommendations with respect to the other executive officers of the Company. In recognition of the Company's achievements in 2000, the Compensation Committee approved the Named Executive Officers' incentive bonuses described in the Summary Compensation Table.

    The Securities and Exchange Commission requires that this report comment upon the Company's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Compensation Committee's policy with respect to
Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted, while simultaneously providing Company executives with appropriate rewards for their performance.

                                        SUBMITTED BY THE COMPENSATION COMMITTEE:

                                        Stephen T. Clark
                                        Robert M. Melzer
                                        Steven Shulman
                                        Scott M. Sperling

                           REPORT OF AUDIT COMMITTEE

    In Fiscal 2000 the members of the Audit Committee were Steven Shulman, Scott
M. Sperling, Robert M. Melzer and Stephen T. Clark. Each of the members of the Audit Committee is an independent director as defined in Rule 4200(a) (15) of the National Association of Securities Dealers listing standards. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and discussed with Ernst & Young LLP its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2000.

                                        SUBMITTED BY THE AUDIT COMMITTEE

                                        Steven Shulman
                                        Scott M. Sperling
                                        Stephen T. Clark
                                        Robert M. Melzer

                            STOCK PERFORMANCE GRAPH

    The following graph provides a comparison of the Company's common stock price to the Russell 2000 Index and the Morgan Stanley REIT Index beginning with the initial offering in March 1998 through March 2001 (assuming reinvestment of any dividends). Upon written request, the Company will provide any stockholder with a list of the REITs included in the Morgan Stanley REIT Index (an industry index of real estate investment trusts). The historical information set forth below is not necessarily indicative of future performance.

    [Graphic is a line graph plotting performance on Common Stock and indices]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FOLLOWING ARE THE DATA POINTS FOR THE STOCK PERFORMANCE GRAPH IN THE BEACON CAPITAL PARTNERS, INC. 2000 PROXY.
                                                                                                                 Russell
                                                                                                                    2000
                                                                                                                   Index
Mar-98                                                                                                          $100.000
Apr-98                                                                                                          $100.460
May-98                                                                                                           $94.995
Jun-98                                                                                                           $95.155
Jul-98                                                                                                           $87.324
Aug-98                                                                                                           $70.307
Sep-98                                                                                                           $75.641
Oct-98                                                                                                           $78.672
Nov-98                                                                                                           $82.747
Dec-98                                                                                                           $87.784
Jan-99                                                                                                           $88.878
Feb-99                                                                                                           $81.605
Mar-99                                                                                                           $82.722
Apr-99                                                                                                           $90.041
May-99                                                                                                           $91.262
Jun-99                                                                                                           $95.215
Jul-99                                                                                                           $92.529
Aug-99                                                                                                           $89.005
Sep-99                                                                                                           $88.895
Oct-99                                                                                                           $89.174
Nov-99                                                                                                           $94.466
Dec-99                                                                                                          $105.007
Jan-00                                                                                                          $103.235
Feb-00                                                                                                          $120.186
Mar-00                                                                                                          $112.152
Apr-00                                                                                                          $105.320
May-00                                                                                                           $99.064
Jun-00                                                                                                          $107.604
Jul-00                                                                                                          $104.152
Aug-00                                                                                                          $111.902
Sep-00                                                                                                          $108.465
Oct-00                                                                                                          $103.537
Nov-00                                                                                                           $92.773
Dec-00                                                                                                          $100.593
Jan-01                                                                                                          $105.754
Feb-01                                                                                                           $98.687
Mar-01                                                                                                           $93.728

FOLLOWING ARE THE DATA POINTS FOR THE STOCK PERFORMANCE GRAPH IN THE BEACON CAPITAL PARTNERS, INC. 2000 PROXY.
                                                                                                                    Morgan
                                                                                                                   Stanley
                                                                                                                REIT Index
Mar-98                                                                                                            $100.000
Apr-98                                                                                                             $96.460
May-98                                                                                                             $95.618
Jun-98                                                                                                             $95.607
Jul-98                                                                                                             $88.772
Aug-98                                                                                                             $80.498
Sep-98                                                                                                             $85.489
Oct-98                                                                                                             $83.898
Nov-98                                                                                                             $85.218
Dec-98                                                                                                             $83.698
Jan-99                                                                                                             $81.451
Feb-99                                                                                                             $80.111
Mar-99                                                                                                             $79.673
Apr-99                                                                                                             $87.377
May-99                                                                                                             $89.229
Jun-99                                                                                                             $87.568
Jul-99                                                                                                             $84.814
Aug-99                                                                                                             $83.997
Sep-99                                                                                                             $80.484
Oct-99                                                                                                             $78.646
Nov-99                                                                                                             $77.481
Dec-99                                                                                                             $79.889
Jan-00                                                                                                             $80.388
Feb-00                                                                                                             $79.111
Mar-00                                                                                                             $82.012
Apr-00                                                                                                             $87.521
May-00                                                                                                             $88.329
Jun-00                                                                                                             $90.519
Jul-00                                                                                                             $98.727
Aug-00                                                                                                             $94.677
Sep-00                                                                                                             $97.589
Oct-00                                                                                                             $92.958
Nov-00                                                                                                             $94.588
Dec-00                                                                                                            $101.309
Jan-01                                                                                                            $101.744
Feb-01                                                                                                             $99.997
Mar-01                                                                                                            $100.819

FOLLOWING ARE THE DATA POINTS FOR THE STOCK PERFORMANCE GRAPH IN THE BEACON CAPITAL PARTNERS, INC. 2000 PROXY.
                                                                                                                        Beacon
                                                                                                                       Capital
                                                                                                                Partners, Inc.
Mar-98                                                                                                                $100.000
Apr-98                                                                                                                $100.625
May-98                                                                                                                $100.625
Jun-98                                                                                                                $100.625
Jul-98                                                                                                                $100.625
Aug-98                                                                                                                $100.625
Sep-98                                                                                                                $100.625
Oct-98                                                                                                                 $90.000
Nov-98                                                                                                                 $90.000
Dec-98                                                                                                                 $79.375
Jan-99                                                                                                                 $79.584
Feb-99                                                                                                                 $77.125
Mar-99                                                                                                                 $77.125
Apr-99                                                                                                                 $75.875
May-99                                                                                                                 $76.875
Jun-99                                                                                                                 $76.875
Jul-99                                                                                                                 $89.200
Aug-99                                                                                                                 $89.200
Sep-99                                                                                                                 $89.200
Oct-99                                                                                                                 $89.360
Nov-99                                                                                                                 $89.360
Dec-99                                                                                                                 $81.971
Jan-00                                                                                                                 $82.359
Feb-00                                                                                                                 $82.359
Mar-00                                                                                                                $105.945
Apr-00                                                                                                                $106.105
May-00                                                                                                                $106.105
Jun-00                                                                                                                $106.105
Jul-00                                                                                                                 $96.837
Aug-00                                                                                                                 $96.837
Sep-00                                                                                                                 $93.044
Oct-00                                                                                                                 $93.859
Nov-00                                                                                                                 $93.859
Dec-00                                                                                                                 $93.859
Jan-01                                                                                                                 $94.034
Feb-01                                                                                                                 $94.034
Mar-01                                                                                                                 $94.034

    THE COMPANY DOES NOT BELIEVE THAT THE ABOVE GRAPH ACCURATELY REFLECTS THE VALUE OF ITS TOTAL RETURN TO STOCKHOLDERS. IN A PROXY DISTRIBUTED TO STOCKHOLDERS IN APRIL 2000, THE COMPANY ANNOUNCED ITS INTENTION TO SELL ASSETS AND RETURN PROCEEDS TO ITS INVESTORS. AS A RESULT OF THE PLANNED SALE OF ASSETS THERE HAS BEEN MINIMAL TRADING ACTIVITY IN THE COMPANY'S COMMON STOCK. IN ADDITION, IN APRIL 2001, A FORMAL ASSET SALE PLAN WAS APPROVED BY THE STOCKHOLDERS.

                              INDEPENDENT AUDITORS

    The Company has selected Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending December 31, 2001. Ernst & Young LLP has served as the Company's independent auditors since the Company's inception in March 1998. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

    Fees for the last annual audit were $68,500 and all other fees were $93,500, including audit related services of $5,000 and nonaudit services of $88,500. Audit related services generally include fees for accounting consultations and SEC filings. Nonaudit services generally include fees for tax consultations and tax return preparation.

    The Audit Committee has considered whether the provision of services by Ernst & Young LLP is compatible with maintaining Ernst & Young's independence.

       PROPOSAL NO. 2--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected the accounting firm of Ernst & Young LLP to serve as independent auditors of the Company for the fiscal year ended December 31, 2001. Ernst & Young LLP has served as the Company's independent auditors since the Company's formation and is considered by management of the Company to be well qualified. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

    Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is sound policy to do so. In the event that the majority of the votes cast are against the selection of Ernst & Young LLP, the directors will consider the vote and the reasons for it in future decisions on the selection of independent auditors.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth the beneficial ownership of the common stock as to (i) each person or entity who is known by the Company to have beneficially owned more than five percent of common stock as of April 30, 2001, (ii) each of the Company's directors, (iii) the Chief Executive Officer and each of the four most highly compensated executive officers for 2000, and (iv) all directors and executive officers as a group, based on representations of officers and directors of the Company as of April 30, 2001 (unless otherwise indicated) and filings as of April 30, 2001, received by the Company on Schedule 13G under the Securities Exchange Act of 1934, as amended. All such information was provided by the stockholders listed (unless otherwise indicated) and reflects their beneficial ownership known by the Company. All percentages have been calculated as of April 30, 2001.

                                                                AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP (2)
                                                              ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                        NUMBER      PERCENTAGE
----------------------------------------                      -----------   ----------
The Prudential Insurance Company of America.................   2,528,296        11.6%
  751 Broad Street
  Newark, NJ 07102
Standard Pacific Capital Management (3).....................   2,021,657         9.3%
  425 California Street
  San Francisco, CA 94104
Southeastern Asset Management...............................   2,005,706         9.2%
  6410 Poplar Ave, Suite 900
  Memphis, TN 38119
RREEF Venture Capital Fund LP...............................   1,500,000         6.9%
  875 N. Michigan Avenue
  Chicago, IL 60611
AEW Capital Management, Inc. (4)............................   1,488,725         6.9%
  AEW Capital Management, L.P.
  World Trade Center East
  Two Seaport Lane
  Boston, MA 02110
LaSalle Investment Management (Securities) L.P. (5).........     710,250         3.3%
  220 East Randolf Drive
  Chicago, IL 60601
Alan M. Leventhal...........................................     611,260         2.8%(6)
Lionel P. Fortin............................................     418,231         1.9%(7)
Steven Shulman..............................................      31,556           * (8)
Stephen T. Clark............................................      25,903           * (9)
Scott M. Sperling...........................................      25,367           * (10)
Robert M. Melzer............................................      22,988           * (11)
Jeremy B. Fletcher..........................................      10,723           *
Erin O'Boyle................................................       2,000           *
Randy J. Parker.............................................       1,340           *
William A. Bonn.............................................       1,000           *
All Directors and Executive Officers as a Group                  925,167         4.2%
  (10 Persons)..............................................

------------------------

  * Less than one percent

 (1) All information has been determined as of April 30, 2001. For the purposes of this table, a person is deemed to have "beneficial ownership" of the number of shares of Common Stock that person has the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of stock options or redemption of Operating Partnership Units (assuming the Company elects to issue Common Stock rather than pay cash upon such redemption) held by such person or an affiliate of such person. Unless otherwise noted, the address of each beneficial owner is: c/o Beacon Capital Partners, Inc., One Federal Street, 26th Floor, Boston, MA 02110. As of April 30, 2001, 21,730,888 shares of common stock were issued and outstanding.

 (2) For the purpose of computing the percentage of outstanding shares of Common Stock held by each person, any shares of Common Stock which such person has the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of a stock option or upon the redemption of Operating Partnership Units is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percent ownership of any other person.

 (3) Includes shares filed on behalf of Andrew Midler, who is solely a control person of Standard Pacific Capital, LLC.

 (4) Includes as members of the group: AEW TSF, LLC, AEW Targeted Securities Fund, L.P., AEW TSF II, LLC and AEW Targeted Securities Fund II, LP.

 (5) LaSalle Investment Management (Securities), LP ("LIMS") is a Maryland limited partnership, the limited partner of which is LaSalle Investment Management, Inc. ("LaSalle") and the general partner of which is LaSalle Investment Management (Securities), Inc., a Maryland Corporation, the sole stockholder of which is LaSalle. LaSalle and LIMS, each registered investment advisors, have different advisory clients.

 (6) Includes 225,201 Operating Partnership Units held indirectly by a trust, of which Mr. Leventhal and Mr. Fortin's wife are beneficiaries. See Note 7.

 (7) Includes 225,201 Operating Partnership Units held indirectly by a trust, of which Mr. Fortin's wife and Mr. Leventhal are beneficiaries. See Note 6.

 (8) Includes currently exercisable options to purchase 26,195 shares of Common Stock.

 (9) Consists of currently exercisable options to purchase 25,903 shares of Common Stock.

 (10) Consists of currently exercisable options to purchase 25,367 shares of Common Stock.

 (11) Includes currently exercisable options to purchase 17,627 shares of Common Stock.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the SEC. Insiders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2000, all transactions in the Company's securities that were engaged in by Insiders, and were required to be disclosed pursuant to Section 16(a) of the Securities Exchange Act of 1934, were timely reported.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

    The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

    Stockholder proposals (including director nominations) submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2002 Annual Meeting of Stockholders must be received by the Company by December 31, 2001. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

    For a proposal of a stockholder (including director nominations) to be presented at the Company's 2002 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Company, together with all supporting documentation required by the Company's Bylaws, not sooner than February 26, 2002 nor later than April 12, 2002; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the anniversary date of the immediately preceding annual meeting (the "Anniversary Date") or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such annual meeting or
(2) the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

    Any such proposals should be mailed to: Beacon Capital Partners, Inc., One Federal Street, 26th Floor, Boston, Massachusetts 02110, Attention: Secretary.

OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                      BEACON CAPITAL PARTNERS, INC.
            ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MA 02110
    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2001
            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Beacon Capital Partners, Inc., a Maryland corporation (the "Company"), hereby constitutes and appoints Alan M.
Levanthal and Lionel P. Fortin, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Annual Meeting of Stockholders of the Company to be held on June 26, 2001 (the "Annual Meeting") at 10:00 a.m., local time at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts, and at any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The Board of Directors recommends that you vote "FOR" each of the proposals. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted "FOR" each of the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the meeting or any adjournments or postponements thereof. Thus, a stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date the proxy and return it to the Company. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2

------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                 RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
________________________________           ___________________________________
________________________________           ___________________________________
________________________________           ___________________________________

    PLEASE MARK BOXES
|X| AS IN THIS EXAMPLE

------------------------------------------------------------------------------
                        BEACON CAPITAL PARTNERS, INC.
------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:

1.  To elect the following as Class Three Directors:

                                           For All       With-       For All
                                          Nominees       hold        Except
      (01) STEVEN SHULMAN
      (02) SCOTT M. SPERLING                | |           | |          | |

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                            For         Against     Abstain

2.  To ratify the appointment of Ernst &    | |           | |          | |
    Young LLP as auditors for the Fiscal
    Year ending December 31, 2001.

3. To consider and act upon any other business as may properly come before the annual meeting or any adjournments or postponements thereof in the discretion of the persons named as proxies.

    Mark box at right if an address change or comment has been noted on the
    reverse side of this card.                                             | |


                                                     -------------------------
    Please be sure to sign and date this Proxy.         Date
------------------------------------------------------------------------------


---------Stockholder sign here--------------------Co-owner sign here----------

DETACH CARD                                                        DETACH CARD

------------------------------------     -------------------------------------
        VOTE BY TELEPHONE                           VOTE BY INTERNET
------------------------------------     -------------------------------------

It's fast, convenient, and immediate!    It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone     is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:            FOLLOW THESE FOUR EASY STEPS:

------------------------------------     -------------------------------------
1.  READ THE ACCOMPANYING PROXY          1.  READ THE ACCOMPANYING PROXY
    STATEMENT/PROSPECTUS AND PROXY           STATEMENT/PROSPECTUS AND PROXY
    CARD.                                    CARD.

2.  CALL THE TOLL-FREE NUMBER            2.  GO TO THE WEBSITE
    1-877-PRX-VOTE (1-877-779-8683).         http://www.eproxyvote.com/bepcm.
    THERE IS NO CHARGE FOR THIS CALL.

3.  ENTER YOUR CONTROL NUMBER LOCATED    3.  ENTER YOUR CONTROL NUMBER LOCATED
    ON YOUR PROXY CARD.                      ON YOUR PROXY CARD.

4.  FOLLOW THE RECORDED INSTRUCTIONS.    4.  FOLLOW THE INSTRUCTIONS PROVIDED.
------------------------------------     -------------------------------------
YOUR VOTE IS IMPORTANT!                  YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE ANYTIME!             GO TO http://www.eproxyvote.com/bepcm
                                         ANYTIME!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET